EXHIBIT 10.3

AMENDMENT NO. 3 TO

SHARE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SHARE PURCHASE AGREEMENT (this “Amendment”), dated September , 2023, is by and among Unusual Machines, Inc., a Puerto Rico corporation (“Unusual”), Red Cat Holdings, Inc., a Nevada corporation (“Red Cat”), and Jeffrey Thompson, an individual, (the “Principal Stockholder,” and together with Unusual and Red Cat, the “Parties”).

WHEREAS, the Parties entered into a Share Purchase Agreement as of November 21, 2022, as amended March 31, 2023 and July 10, 2023 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement to extend the End Date from September 30, 2023 to October 31, 2023 as provided in Section 11.02(a) of the Agreement, as amended.

NOW, THEREFORE, the Parties, each intending to be legally bound hereby, do mutually covenant and agree as follows, subject to and effective as of the Effective Time (as defined below):

1.	All capitalized terms herein shall have the meaning ascribed to such terms in the Agreement.

2.	Section 11.02(a) is hereby amended and restated as follows:

“(a) if the Purchase and Sale has not been consummated on or before October 31, 2023 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 11.02 shall not be available to any Party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of, or that resulted in, the failure of the Purchase and Sale to be consummated on or before the End Date;”

3.     In the event of any conflict between the Agreement and this Amendment, the terms as contained in this Amendment shall control. In all other respects the Agreement is hereby ratified and confirmed.

4.     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be one and the same agreement. Facsimile and electronic signatures shall be treated in all respects and for all purposes as originals.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

UNUSUAL MACHINES, INC.

a Puerto Rico corporation

By: Name: Brandon Torres Declet,

Title: Chief Executive Officer

RED CAT HOLDINGS, INC.

a Nevada corporation

By: Name: Joe Freedman

Title: Lead Director

PRINCIPAL STOCKHOLDER:

Jeffrey Thompson